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EXHIBIT 21: SUBSIDIARIES OF REGISTRANT

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                           DIRECT SUBSIDIARIES    INDIRECT SUBSIDIARIES      STATE/JURISDICTION OF
                                                                                 INCORPORATION
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
CIB Marine Bancshares,                                                     Wisconsin Corporation
Inc.
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                         Central Illinois Bank                             Illinois Commercial Bank
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                         Hillside Investors, LTD                           Illinois Corporation
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                                                  CIB Bank                 Illinois Commercial Bank
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                         CIB Bank                                          Indiana Commercial Bank
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                         First Ozaukee Capital                             Wisconsin Corporation
                         Corp.
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                                                  Marine Bank              Wisconsin Commercial Bank
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                         Marine Bank                                       Federal Savings Bank
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                         C.I.B. Data Processing                            Illinois Corporation
                         Services, Inc.
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                         Mortgage Services, Inc.                           Illinois Corporation
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                         Marine Trust and                                  Illinois Corporation
                         Investment Company
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                         CIB Marine Capital                                Delaware Business Trust
                         Trust I
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